Item 77Q1-(a) - MATERIAL AMENDMENTS TO CHARTER OR BY-LAWS:


                                AMENDMENT NO. 14
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                               GOLDMAN SACHS TRUST



         This AMENDMENT NO. 14 dated the 26th day of April, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

                  WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

                  WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

                  WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 54 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Cash Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
         International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid
         Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:
Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman
Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Class B Shares
Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund,
Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman
Sachs Mid Cap Value Fund,  Goldman  Sachs  Capital Growth Fund, Goldman
Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese
Equity Fund,  Goldman  Sachs CORE Large Cap Value Fund,  Goldman Sachs
Growth  Opportunities  Fund,  Goldman Sachs  Strategic Growth Fund,
Goldman Sachs Internet  Tollkeeper Fund,  Goldman Sachs Large Cap Value Fund,
Goldman  Sachs  CORE  Tax-Managed   Equity  Fund,   Goldman  Sachs  Research
Select Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio,
Goldman Sachs Conservative Strategy Portfolio.

Class C Shares
Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund,
Goldman  Sachs CORE U.S.  Equity Fund,  Goldman  Sachs CORE Small Cap
Equity Fund,  Goldman Sachs CORE  International  Equity Fund,  Goldman
Sachs CORE Large Cap Growth Fund,  Goldman Sachs Growth and Income
Fund,  Goldman  Sachs Mid Cap Value Fund,  Goldman  Sachs  Capital
Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Institutional Shares:
Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Cash Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
Goldman  Sachs CORE Small Cap Equity  Fund, Goldman  Sachs CORE
International  Equity  Fund,  Goldman  Sachs  Growth and Income  Fund,
Goldman Sachs Mid Cap Value Fund,  Goldman Sachs  International  Equity
Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia
Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund,
Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Enhanced Cash Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial
Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-
Financial  Square  Premium Money Market  Fund,  Goldman   Sachs-Financial
Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal
Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional
Liquid  Assets-Government  Portfolio, Institutional   Liquid   Assets-Treasury
Obligations   Portfolio,   Institutional  Liquid Assets-Money   Market
Portfolio,    Institutional   Liquid   Assets-Federal    Portfolio,
Institutional   Liquid   Assets-Treasury   Instruments   Portfolio,
Institutional  Liquid Assets-Tax-Exempt  Diversified Portfolio,
Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs
Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs
Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Service Shares:
Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs
Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund,
Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs
Research Select Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman
Sachs-Financial  Square Treasury Obligations   Fund,   Goldman
Sachs-Financial   Square   Money   Market   Fund,   Goldman Sachs-Financial
Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional
Liquid  Assets-Government  Portfolio, Institutional   Liquid  Assets-
Treasury  Obligations   Portfolio,   Institutional  Liquid Assets-Money
Market   Portfolio,    Institutional   Liquid   Assets-Federal    Portfolio,
Institutional   Liquid   Assets-Treasury   Instruments   Portfolio,
Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:
Goldman  Sachs-Financial  Square Prime Obligations  Fund,  Goldman  Sachs-
Financial  Square Government  Fund,  Goldman   Sachs-Financial  Square
Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury
Instruments  Fund,   Institutional  Liquid  Assets-Prime  Obligations
Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-
Money Market Portfolio,  Institutional Liquid  Assets-Federal   Portfolio,
Institutional  Liquid   Assets-Treasury   Instruments
Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Enhanced
Cash Fund.

Preferred
Administration
Goldman Sachs Prime Obligations  Fund,  Goldman   Sachs-Financial  Square
Government  Fund,  Goldman   Sachs-Financial   Square
Treasury  Obligations Fund,  Goldman  Sachs-Financial
Square  Money Market  Fund,  Goldman  Sachs-Financial
Square   Tax-Free   Money   Market   Fund,    Goldman
Sachs-Financial   Square  Federal  Fund  and  Goldman
Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares:
Institutional   Liquid   Assets-Prime    Obligations   Portfolio,
Institutional   Liquid Assets-Money   Market  Portfolio,   Institutional
Liquid   Assets-Government   Portfolio, Institutional  Liquid   Assets-Tax-
Exempt   Diversified  Portfolio,   Institutional  Liquid Assets-Tax-Exempt
California  Portfolio,  Institutional Liquid  Assets-Tax-Exempt New York
Portfolio.



Select Shares:
Goldman    Sachs-Financial   Square   Prime
Obligations  Fund,  Goldman   Sachs-Financial  Square
Government  Fund,  Goldman   Sachs-Financial   Square
Treasury  Obligations Fund,  Goldman  Sachs-Financial
Square  Money Market  Fund,  Goldman  Sachs-Financial
Square   Tax-Free   Money   Market   Fund,    Goldman
Sachs-Financial   Square  Federal  Fund  and  Goldman
Sachs-Financial Square Treasury Instruments Fund.

         All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                                    -----------------------------------------
                                    Ashok N. Bakhru,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Mary P. McPherson
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Alan A. Shuch
                                    as Trustee and not individually,

                                    ----------------------------------------
                                    Jackson W. Smart, Jr.
                                    as Trustee and not individually,




                                    ----------------------------------------
                                    William H. Springer
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually,